UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2019

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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CABO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On May 17, 2019, Cable One, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal No. 1: Election of Directors

The Company’s stockholders elected the three director nominees, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her respective successor is elected and qualified, as set forth below:

	For	Against	Abstain	Broker Non-Votes
Brad D. Brian	3,890,367	835,431	1,787	341,177
Julia M. Laulis	3,851,048	874,946	1,591	341,177
Katharine B. Weymouth	3,905,353	821,138	1,094	341,177

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,060,662	6,712	1,388	N/A

Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2018

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2018, as set forth below:

For	Against	Abstain	Broker Non-Votes
4,646,957	37,151	43,477	341,177

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 17, 2019